UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

(Amendment Number 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2021

AMMO, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13101	83-1950534
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

7681 E. Gray Rd.

Scottsdale, Arizona 85260

(Address of principal executive offices)

(480) 947-0001

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	POWW	The Nasdaq Stock Market LLC (Nasdaq Capital Market)
8.75% Series A Cumulative Redeemable Perpetual Preferred Stock, $0.001 par value	POWWP	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Explanatory Note

On May 6, 2021, Ammo, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Initial Form 8-K”) reporting the completion of its acquisition of Gemini Direct Investments, LLC (“Gemini”) and its nine (9) subsidiaries, all of which are related to Gemini’s ownership of the gunbroker.com business. On May 13, 2021, the Company filed Amendment No. 1 to the Initial Form 8-K to amend and supplement the Initial Form 8-K to include audited consolidated financial statements of Gemini as of and for the years ended December 31, 2020 and December 31, 2019 and unaudited pro forma condensed combined financial information as of December 31, 2020, as of March 31, 2020, for the nine months ended December 31, 2020, and for year ended March 31, 2020.

This Amendment No. 2 to the Initial Form 8-K further amends and supplements the Initial Form 8-K to include unaudited consolidated financial statements of Gemini as of and for the three months ended March 31, 2021 and March 31, 2020 and unaudited pro forma condensed combined financial information as of March 31, 2021 and for the year ended March 31, 2021.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of businesses or funds acquired.

The unaudited consolidated financial statements of Gemini as of and for the three months ended March 31, 2021 and March 31, 2020 as well as the accompanying notes are being filed as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(b) Pro Forma Financial Information.

The following unaudited pro forma financial information of the Company and Gemini is filed as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated herein by reference:

Unaudited Pro Forma Condensed Combined Balance Sheet as of March 31, 2021;

Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended March 31, 2021

Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

(d) Exhibits

Exhibit No.	Exhibit

23.1	Consent of Warren Averett CPAs & Advisors
99.1	Unaudited consolidated financial statements of Gemini as of and for the three months ended March 31, 2021 and March 31, 2020 together with the related notes to the condensed consolidated financial statements.
99.2	Unaudited pro forma condensed combined financial information for the year ended March 31, 2021 and as of and for the year ended March 31, 2021, reflecting the combined historical financial information of the Company and Gemini.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMMO, INC.

Dated: July 16, 2021	By:	/s/ Robert D. Wiley
Robert D. Wiley
Chief Financial Officer